Exhibit 99.1

CUSIP No. 74978Q 105

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, as amended, each of the undersigned hereby consent to the joint filing on its behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of the shares of common stock of RSP Permian, Inc. The undersigned hereby further agree that this Joint Filing Agreement be included as an exhibit to such statement and any such amendment. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. The undersigned hereby further agree that this Joint Filing Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

Dated: February 13, 2015	PRODUCTION OPPORTUNITIES II, L.P.

By: Production Opportunities GP, L.L.C.,
its general partner

	By:	/s/ James E. Mutrie
	Name:	James E. Mutrie
	Title:	Attorney-in-Fact

NATURAL GAS PARTNERS IX, L.P.

By: G.F.W. Energy IX, L.P., its general partner

By: GFW IX, L.L.C., its general partner

	By:	/s/ James E. Mutrie
	Name:	James E. Mutrie
	Title:	Attorney-in-Fact

NGP IX OFFSHORE HOLDINGS, L.P.

By: G.F.W. Energy IX, L.P., its general partner

By: GFW IX, L.L.C., its general partner

	By:	/s/ James E. Mutrie
	Name:	James E. Mutrie
	Title:	Attorney-in-Fact

CUSIP No. 74978Q 105

G.F.W. ENERGY IX, L.P.

By: GFW IX, L.L.C., its general partner

By:	/s/ James E. Mutrie
Name:	James E. Mutrie
Title:	Attorney-in-Fact

GFW IX, L.L.C.

By:	/s/ James E. Mutrie
Name:	James E. Mutrie
Title:	Attorney-in-Fact

NGP ENERGY CAPITAL MANAGEMENT, L.L.C.

By:	/s/ James E. Mutrie
Name:	James E. Mutrie
Title:	Attorney-in-Fact

RISING STAR ENERGY DEVELOPMENT CO., L.L.C.

By:	/s/ Tamara D. Pollard
Name:	Tamara D. Pollard
Title:	VP Financial Planning & Reserves

RISING STAR ENERGY HOLDINGS, L.P.

By: Rising Star Energy GP, L.L.C., its general partner

By:	/s/ James E. Mutrie
Name:	James E. Mutrie
Title:	Attorney-in-Fact

[Joint Filing Agreement — Exhibit 99.1]

CUSIP No. 74978Q 105

RISING STAR ENERGY GP, L.L.C.

By:	/s/ James E. Mutrie
Name:	James E. Mutrie
Title:	Attorney-in-Fact

NATURAL GAS PARTNERS VIII, L.P.

By: G.F.W. Energy VIII, L.P., its general partner

By: GFW VIII, L.L.C., its general partner

By:	/s/ James E. Mutrie
Name:	James E. Mutrie
Title:	Attorney-in-Fact

G.F.W. ENERGY VIII, L.P.

By: GFW VIII, L.L.C., its general partner

By:	/s/ James E. Mutrie
Name:	James E. Mutrie
Title:	Attorney-in-Fact

GFW VIII, L.L.C.

By:	/s/ James E. Mutrie
Name:	James E. Mutrie
Title:	Attorney-in-Fact

[Joint Filing Agreement — Exhibit 99.1]